SCHEDULE 14A
               INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6
(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                       ORBIT INTERNATIONAL CORP.
           (Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
     0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee previously paid with the preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:


                      ORBIT INTERNATIONAL CORP.
                            80 CABOT COURT
                      HAUPPAUGE, NEW YORK 11788


                           REQUEST TO VOTE




To Stockholders of Orbit International Corp. ("Orbit"):

     You have previously received a proxy statement dated May 22, 2000 with respect to our
Annual Meeting of Stockholders scheduled for June 26, 2000 (the "Proxy Statement"). Because you did not return a proxy form and have not yet voted on Proposal Three concerning the adoption of the
2000 Employee Stock Option Plan, we are contacting you again to ask that you cast your vote in favor of that proposal. Orbit is very close to the requisite vote to approve Proposal Three and your vote may make a difference. The meeting has been adjourned until July 20, 2000 to allow more time to obtain votes with respect to Proposal Three. Proposals One, Two and Four were approved prior to the adjournment of the Annual Meeting and you need not cast a vote with respect to those proposals.

     Proposal Three is described in detail in the Proxy Statement. Please call Orbit at 1-631- 435-
8300 to request another copy of the Proxy Statement or to ask questions.

     PLEASE SEE THE INSTRUCTIONS ON THE ENCLOSED INSERT FOR VOTING BY TELEPHONE OR VIA THE
INTERNET. Or, you may indicate your vote by checking the "FOR" box opposite Proposal Three on the enclosed Supplemental Proxy Form and completing the signature and date lines at the end of the enclosed proxy card. The signed proxy form should be returned promptly in the special accompanying envelope which will expedite processing and does not require any postage from you.


     Thank you.

                                                  Harlan Sylvan
                                                  Secretary


Hauppauge, New York
July 14, 2000






                   ORBIT INTERNATIONAL CORPORATION
            ANNUAL MEETING OF STOCKHOLDERS - JULY 20, 2000
          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder in Orbit International Corporation ("Corporation") hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company at 80 Cabot Court, Hauppauge, New York 11788, on Thursday July 20, 2000, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE
SIDE AND FOR THE REMAINING THREE PROPOSALS.


       (Continued and to be signed and dated on the other side)



                                                                    Please mark
                                                                      your votes
                                                                      as this
                                                                      example


                              THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 1

1. Election of Directors                  FOR All nominees
WITHHOLD AUTHORITY
             listed (except as marked
             to the contrary, see                           nominees listed
             instruction below)                                 at left


  Dennis Sunshine, Bruce Reissman,
  Mitchell Binder, John Molloy,
  Stanley Morris and Marc Pfefferle


  INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
  NOMINEE, LINE THROUGH THE NAME OF THE NOMINEE ABOVE.

                           THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 2.

2.     Proposal to amend the Certificate
  of Incorporation of authorized
  shares of Common Stock from
  25,000,000 to 10,000,000.               For
Against        Abstain









                     THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 3.
3.   Proposal to approve the 2000
 Employee Stock Option Plan    For                              Against
Abstain




                         THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 4

4.   Proposal to ratify Goldstein Golub
 Kessler LLP
     as independent auditors.                For
          Against      Abstain





                                                           The above named
proxies are granted the authority, in their
                                                           discretion, to act
upon  such other matters as may properly
                                                           come before the
meeting or any postponement or adjournment
                                                           thereof.


                                                            Dated  , 2000

                                                            Signature(s)

                                                            Signatures

                                                            Please sign
exactly as your name appears and return this
                                                            proxy immediately
in the enclosed stamped self-addressed
                                                            envelope.